Copley Fund, Inc.

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Supplement dated June 30, 2008 to the Statement of Information dated July 2,
2007

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This Supplement provides new and updated financial information with respect to the Fund's Statement of Additional Information (SAI) and should be read in conjunction with such SAI.

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The SAI is hereby amended and supplemented by substituting the information contained herein for pages 2 through 32 inclusive of the July 2, 2007 SAI.

TABLE OF CONTENTS

                                                                            Page
General Information..........................................................  3
The Fund's Investment Strategies.............................................  3
Risks ....................................................................... 11
Taxation of the Fund ........................................................ 12
Operating Division........................................................... 13
Fundamental Policies......................................................... 14
Fund Management................... .......................................... 16
Control Persons and Principal Shareholders .................................. 20
Investment Adviser .......................................................... 21
The Adviser ................................................................. 21
Advisory Services and Fees .................................................. 21
Portfolio Transactions ...................................................... 24
Capital Stock................................................................ 25
Administrator................................................................ 25
Legal Counsel ............................................................... 26
Independent Auditors ........................................................ 26
Purchase, Redemption and
Pricing of Shares............................................................ 26
Performance ................................................................. 30
Appendix:
Proxy Voting Policies and Procedures......................................... 33

GENERAL INFORMATION

The Copley Fund, Inc. (the Fund) is an open-end, diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (SEC), all mutual funds are required to furnish prospective investors with certain information regarding the activities of the fund being considered for investment. Important information concerning the Fund is included in the prospectus, which may be obtained without charge from the Fund. Some of the information required to be in this Statement of Additional Information (SAI) is also included in the prospectus. To avoid unnecessary repetition, references are made to related sections of the prospectus.


The Fund was organized as a Massachusetts corporation on February 21, 1978. The Fund was reorganized as a New York corporation on September 1, 1987, a Florida corporation on May 19, 1994 and as a Nevada Corporation on December 5, 2007.


The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), and registering an indefinite number of shares of the Fund under the Securities Act of 1933, as amended (the Securities Act). The Fund's prospectus and this SAI, which constitute part of the registration statement, do not contain all the information set forth in the registration statement, and the exhibits and schedules to the registration statement filed with the SEC. Copies of the registration statement, including those items omitted from this SAI, may be examined and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington DC 20549 and at PO Box 3287, Fall River, MA 02722. The SEC also maintains a Web site (http://www.sec.gov) which contains the registration statement and other information regarding the Fund.

                      THE FUND'S INVESTMENTS AND STRATEGIES

The following information supplements, and should be read in conjunction with, the discussion in the prospectus of the Fund's investments and strategies.

HEDGING STRATEGIES

FUTURES TRANSACTIONS. The Fund may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission (CFTC). The Fund may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such instruments.

FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Index. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The Fund does not intend to enter into financial futures contracts during the current fiscal year.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss

(limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

The Fund does not intend to purchase options on financial futures contracts during the current fiscal year.

WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to a FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics than those of the securities in which it typically invests - for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a contract on a broad-based stock index such as the S&P 500 Index - which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than futures the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded. OTC options for which no liquid secondary market exists will be subject to the Fund's policy regarding investing in illiquid and restricted securities. See "Illiquid and Restricted Securities" below.

OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Fund to the value of its investments over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
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ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 10% of the value of its net assets, measured at the time of investment, in illiquid securities. Both restricted securities (other than Rule 144A securities that are deemed to be liquid as discussed below), which may not be resold to the public without registration under the Securities Act, and securities that, due to their market or the nature of the security have no readily available market for their disposition, are considered to be not readily marketable or "illiquid". Limitations on resale and marketability may have the effect of preventing the Fund from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of these investments.

Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities, which are restricted securities and which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A and provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could adversely affect the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at a reasonable price.

Securities eligible for resale pursuant to Rule 144A will not be subject to the Fund's limitations on investing in securities that are not readily marketable, provided that the Fund's investment adviser determines that a liquid market exists for such securities under guidelines adopted and monitored by the Fund's board of directors. In making this determination, the investment adviser will consider the following factors, among others:
(1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and

(5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

MONEY MARKET INSTRUMENTS

From time to time the Fund may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. government securities, obligations of U.S. commercial banks and commercial paper. U.S. government securities include direct obligations of the U.S. government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. government which, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S. Treasury.

The obligations of U.S. commercial banks include certificates of deposit and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial paper consists of short-term (usually from 2 to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the Fund's investment adviser to be creditworthy under criteria established by the board of directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank or its agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's investment adviser. These transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

The Fund may enter into short sales against the box with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings. For example, if the Fund's investment adviser anticipates a decline in the price of the stock underlying a convertible security it holds, the Fund may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

When the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

THE FUND'S RIGHTS AS A SHAREHOLDER

The Fund does not intend to direct or administer the day-to-day operations of any company whose shares it holds, with the exception of the Fund's operating division subsidiaries. However, the Fund may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors and shareholders of a company when the Fund's investment adviser determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with other shareholders, may include, among others: supporting or opposing proposed changes in a company's corporate structure or business activities;

seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. The Fund's investment adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. There is no guarantee, however, that litigation against the Fund will not be undertaken or liabilities incurred.

The Fund has delegated proxy voting responsibilities to the investment adviser, subject to the Fund's board of directors' general oversight. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund's best economic interests. The investment adviser has adopted its own proxy voting guidelines which address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment adviser and/or its affiliates. The investment adviser's proxy voting guidelines are provided in the Appendix of this SAI.

WARRANTS

Warrants are securities that give the Fund the right to purchase equity securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

RISKS

UTILITIES RISK. Historically, electric utility companies were required by state regulators to build and maintain generation plants, transmission and distribution lines, and other equipment. State regulators set the rates that the companies could charge customers to pay for these costs, spread over as much as 30 years. As the various states move away from the traditional regulatory model toward greater competitiveness among electric utilities, customers will be able to choose different electricity suppliers and will no longer pay for the equipment and facilities that were mandated by regulators, thus creating "stranded costs" for their former electricity suppliers. If states fail to enact legislation that permits electricity suppliers to recover their stranded costs, the financial position of these suppliers could be adversely affected, which could cause the value of the Fund's holdings in such companies and its net asset value to fall.

TAX RISK. Because the Fund accumulates rather than distributes its income, the Fund may be subject to the imposition of the Federal accumulated earnings tax (the "AET")(See "Taxation of the Fund" at page 6. The AET is imposed on a corporation's accumulated taxable income (the "ATI") for each taxable year at the rate of 15%. ATI is defined as the adjusted taxable income of the Fund minus the sum of the dividends paid deduction and the accumulated earnings credit (as discussed below). The dividends paid deduction and the accumulated earnings credit is available only if the Fund is not held to be a "mere holding or investment company."

In the early part of 1987, the Fund commenced activities in the luggage and related products trade business. The business is being operated as a division of the Fund, with the value of business assets and the earnings attributable thereto being included in the net assets of the Fund for all purposes. The assets of the operating division should not result in the Fund ceasing to be an open-end investment company under the Act. Management believes, although there can be no assurance, that under existing law the Fund's operation of its active trade or business should be sufficient to enable the Fund to not be classified as a "mere holding or investment company" for purpose of the AET. Under that proposition, the Fund is entitled to a dividends paid deduction from ATI for that portion of Fund redemptions representing the amount of undistributed earnings accumulated since the inception of the Fund and through the date of redemption allocable to the redeemed shares.


The Fund formed a second operating division in December 2007, Copley Operating Group LLC, which owns equipment and operates a restaurant. The addition of a second Operating division should strengthen the Fund's position that it is not a mere holding or investment company.

The Internal Revenue Service has, during examinations of the Fund's federal income tax returns, upheld management's position that the Fund is not a mere holding or investment company. This finding by the Internal Revenue Service is always subject to review by the Service and a finding different from the one issued in the past could be made by the Service. Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions, and expansion of the operating divisions, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.


The Internal Revenue Service has selected for examination the income tax return filed for the fiscal year ending February 28, 1999. This routine examination commenced in May 2001 and resulted in a no change letter issued by the IRS on March 14, 2002.

In the event an accumulated earnings tax would be assessed against the Fund, such assessment would decrease the net assets of the Fund and have a proportionate negative affect on each shareholder's account.

TAXATION OF THE FUND

Unlike most all other mutual funds, the Fund is taxed as a regular corporation under the Internal Revenue Code of 1986, as amended (the "Code"). Except to the extent hereinafter discussed the Fund retains all net investment income and realized capital gains, if any, to increase the Fund's assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund except upon sale of shares or the receipt of distributions.

The Fund is taxed, for Federal income tax purposes, on a schedule of rates ranging from 15% to 35% depending upon its taxable income. However, a 5% additional tax rate applies to phase out the benefits of the graduated rates if the Fund's taxable income is between $100,000 and $335,000. Subject to specific limitations, the Fund is entitled to a deduction in computing its Federal taxable income equal to 70% of the amount of dividends received by the Fund from domestic corporations. This dividends received deduction may not exceed 70% of the Fund's taxable income unless the Fund has a net operating loss for a taxable year, as computed after deducting the dividend received deduction. It is anticipated, although there can be no assurance, that the Fund's management fees and other expenses may offset a substantial portion of the remaining 30% of the dividend income and investment income from other sources during each taxable year.


The Fund pays federal income taxes on any net realized capital gain at the statutory rate noted above. In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with FASB Statement of Financial Accounting Standard 109 (FAS 109) which requires all entities to recognize a full accrual on the deferred income tax that may be payable at the end of each fiscal year. It is important to note that the deferred income tax is actually payable only in the event the Fund should sell appreciated securities and payable in full only in the event the Fund should liquidate the entire portfolio. The Fund may carry net capital losses forward for five years as an offset against any net capital gains realized by the Fund during each taxable year.


Legislative or regulatory changes in, or interpretations of, applicable federal tax laws, regulations or rulings may make it impossible for the Fund to utilize certain of the tax management techniques and strategies described in the prospectus. The Fund intends to evaluate continuously the operations of the Fund under current federal tax laws as well as various alternatives available.

OPERATING DIVISION

In an effort to enhance its performance and the profitability of an investment therein and to preserve and promote its primary investment objective in the context of the federal tax laws the Fund has engaged, on a limited basis, in the luggage and related products business. To facilitate the conduct of such an "operating business," the Fund's shareholders, on February 4, 1987, approved changes in fundamental policy which expand the Fund's ability to borrow money and make loans with respect to an active trade or business. The Fund can now borrow up to one-third of the value of its total net assets and extend credit to, or act as surety for, other persons or entities in connection with the conduct of any active trade or business, so long as the total exposure of the Fund represented by such extensions of credit or suretyship arrangements, when added to the aggregate borrowings of the Fund, does not exceed 10% of the value of the Fund's total net assets. The shareholders also approved a fundamental policy designed to maintain the status of the Fund as a diversified investment company by limiting the value of any trade or business to 24% or less of the Fund's total assets and limiting the gross profit therefrom to 10% or less of the Fund's total annual gross income. Investors should note that the fundamental policy changes do not restrict the types of active trades or businesses into which the Fund can enter.

The revised borrowings policy allows the Fund to arrange credit for the effective conduct of the operating business, including the placement of orders for foreign manufactured products collateralized by letters of credit or similar documentary drafts. The Fund's ability to extend credit to, or act as surety for, others affords the Fund the opportunity to joint venture or otherwise participate in significant importing opportunities with other importers. Shareholders should be aware that joint ventures and participations, should they arise, will have risks inherent in them which may be different in character from normal business risks, such as casualty, breach of purchase contracts, warranty claims, and similar occurrences, associated with any active trade or business engaged in the purchase, sale, delivery and redelivery of goods. Thus, for example, joint ventures or participations will carry with them the risks of non-performance or inadequacy of the resources of joint venturer or participant. In addition, a joint venturer or participant, in all likelihood, will not be familiar with regulatory aspects of the Fund's business or its fundamental policies, thereby requiring the Fund to police carefully the activities of other ventures or participants to assure that activities or commitments binding upon the Fund are not undertaken by another venturer which interfere with the attainment of the Fund's primary investment objective or which contravene the Fund's fundamental policies or the Investment Company Act of 1940, as amended (the "Act"). (References to the Act herein should not be interpreted or construed as indicating that the Securities and Exchange Commission has determined that the Fund's Management has acted in compliance with the provisions thereof or has, in any way supervised the Fund's Management or its investment practices or policies.) In light of the Fund President's 40 years of experience in the luggage and related products business, including the importation of such goods, Management believes that the Fund will be successful in formulating policies and guidelines governing the undertaking of any such ventures or participations which will ameliorate, if not eliminate, the additional risks to a degree sufficient to allow the Fund to undertake appropriate joint ventures or participations with confidence that the risks inherent therein will be consistent and consistent with the Fund's fundamental policies, the Act and the continued achievement of the Fund's primary investment objectives. If a joint venture is structured as a partnership, the Fund will not serve as a general partner and, in serving as a limited partner, will not assume liability which, in Management's view, is unreasonable in light of the scope of the Fund's partnership interest. In addition to the risks outlined above, the Fund's operating business, to the extent that it entails the importation of foreign products, may be affected by unfavorable monetary exchange rates making foreign imports less competitive with domestic products and thus less attractive to American consumers.


The Fund also recently formed a new wholly owned subsidiary, Copley Operating Group, LLC, which owns equipment and operates a restaurant, Ricc's Ristorante. The real property used by the restaurant is leased. There are certain risks associated with the operation of any restaurant in that it will be competing for transactions with other independent operations as well as existing restaurant chains. The success of the restaurant will depend on the ability of management to operate daily. All aspects of the retail food industry are highly competitive, but the competition in the Italian restaurant food segment is particularly intense. The restaurant will be competing with a large number of other Italian restaurants, some of which have greater financial resources and more established reputations. However, management does have over 20 years experience in successfully operating and managing other restaurants.

Without the Fund's entry into an operating business, Management believes that the Fund may have been forced to make taxable distributions to its Shareholders in contravention of its investment objectives in order to avoid or limit its potential accumulated earnings tax liability. While there can be no assurance that the conduct of the operating business will either eliminate or minimize the risk that the Fund will be subject to the accumulated earnings tax, management believes that the operating business will prove a benefit to the Fund.


FUNDAMENTAL POLICIES

Copley Fund has adopted the following restrictions as fundamental policies. This means that they may only be changed if approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's shares are represented at the meeting in person or by proxy, whichever is less.

The Fund may not:

(1) Issue any senior securities;

(2) Except for (a) temporary, extraordinary or emergency purposes, or (b) in connection with the conduct of any active trade or business at any time conducted by the Fund consistent with Fundamental Policy 13 of the Fund, borrow money, and then only from banks (for purposes of the foregoing Clause
(b), including but not necessarily limited to the establishment and maintenance of credit facilities, e.g., letters of credit, documentary drafts, or demands for payment) and in amounts not in excess of 33 1/3% of the value of its total net assets taken at the lower of cost or market. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund, within three (3) days (not including Sundays or holidays) will reduce its borrowings to the extent that its asset coverage of such borrowings shall be at least 300%. This borrowing provision is not for investment leverage per se but solely to facilitate orderly operation of any active trade or business of the Fund at any time being operated consistent with Fundamental Policy 13 and to facilitate management of the portfolio by enabling the Fund to meet redemption requests at times when the liquidation of portfolio securities is inconvenient or disadvantageous;

(3) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain Federal securities laws;

(4) Concentrate its investment in any particular industry, but, if deemed consistent with the Fund's investment objectives, up to 25% of its assets may be invested in any one industry. However, for temporary defensive purposes, the Fund may at times invest more than 25% of the value of its assets in cash or cash items (including bank demand deposits); securities issued or guaranteed by the United States government, its agencies or instrumentality's, or instruments secured by money market instruments;

(5) Engage in the purchase or sale of interests in real estate;

(6) Purchase or sell commodities or commodities future contracts; provided that the Fund may invest in financial futures and options on such futures;

(7) Make loans to other persons; provided, however, that (i) the purchase of a portion of an issue of publicly distributed bonds or debentures and money market instruments (within the limits described in Fundamental Policy 4) will not be considered the making of a loan; and (ii) the Fund, in connection with any trade or business of the Fund at any time conducted consistent with Fundamental Policy 13, may extend credit to, or act as surety for, any other person, so long as the total exposure of the Fund represented by such extensions of credit or suretyship arrangements, when added to the aggregate borrowings of the Fund, does not at any one time exceed 10% of the value of the Fund's total net assets; and provided further that in applying Fundamental Policy 2, the Fund shall treat any extensions of credit or suretyship arrangements at the time outstanding as a borrowing subject to the limitations of Fundamental Policy 2;

(8) Investment in securities of other investment companies, except in connection with a merger, consolidation, combination or similar transaction with another investment company or as permitted by applicable law or regulation. To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees;

(9) Make investments on margin, except such short-term credits as are necessary for the clearance of transactions;

(10) Make short sales of securities;

(11) Make investments for the purpose of exercising control of management;

(12) Purchase or retain, longer than reasonably necessary for proper disposal thereof, any securities of an issuer if the officers and directors of the Fund or its adviser, own individually more than one percent of the securities of such issuer, or together own more than five percent of the securities of such issuer; or

(13) Engage in one or more active trades or businesses, if the assets of the Fund constituting such trades or businesses, exceed, in the aggregate, 24% of the value of the Fund's total assets, or during any taxable year of the Fund, the gross income of the Fund attributable to such active trades or businesses represents, in the aggregate, more than 10% of the gross profit (gross revenues less cost of goods sold) of the Fund for Federal income tax purposes; provided, however, that if due to market fluctuations or other reasons, the value of the Fund's assets constituting such active trades or businesses exceeds 24% of the value of the Fund's total assets or the gross income of the Fund for any tax year attributable to such active trades or businesses is reasonably expected to exceed 10% of the gross profit of the Fund for such tax year, the Fund will take steps to divest itself of, or otherwise curtail such active trades or businesses, to cause the same to comply with the foregoing percentages.

FUND MANAGEMENT

DIRECTORS

BOARD RESPONSIBILITIES. The Fund's Board of Directors consists of three Directors. The Fund's business is managed under the direction of its Board. The Board meets on a regularly scheduled basis during the Fund's fiscal year to review significant developments affecting the Fund and to act on matters requiring Board approval. The Board also holds special meetings when an important matter requires board action between scheduled meetings.


The Fund's By-laws require the Fund to indemnify its Directors and officers to the full extent permitted by Nevada law. Nothing in the governing documents or bylaws of the Fund protects any Director.

(or officer) against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


BOARD MEMBERS. The Directors of the Fund, their ages, their length of term of office, and their principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each director is 5348 Vegas Drive, #391, Las Vegas, NV 89108.


                           Position(s)
                           Held with
                           Fund and Date
                           First Elected         Principal
Name and Age               or Appointed to       Occupation During
at December 31, 2006       Office                Past 5 Years
-----------------------------------------------------------------------------

INTERESTED DIRECTORS:

Irving Levine, 85          Chairman of the       President, Treasurer and a
                           Board of Directors    Director of Copley Financial
                           And President         Services Corp. since 1978;
                           1978                  a Director of Franklin
                                                 Capital Corp. (an operating
                                                 investment company) from
                                                 March, 1990 to October, 2004;
                                                 Chairman of the Board and
                                                 Treasurer of Stuffco
                                                 International, Inc., a ladies
                                                 handbag processor and retail
                                                 chain operatFebruary 1978;
                                                 Director of US Energy
                                                 Systems, Inc. from 2000 to
                                                 October, 2004.
INDEPENDENT DIRECTORS

Albert Resnick, M.D.       Director              Physician since 1948.
Age:  84                   1978


Kenneth Joblon             Director              President, Brittany Dyeing &
Age: 59                    1996                  Printing Corp., New Bedford, MA



--------------------
*Mr. Levine is considered to be an "interested person" of the Fund by virtue of his affiliation with Copley Financial Services, Corp., the Fund's investment adviser.


BOARD STANDING COMMITTEES. The Board has established no standing committees primarily because of the relatively small size of the Fund and the Board and the lack of complex accounting and other issues. The Board conducts regular telephone meetings to discuss audit related issues.


FUND SHARES OWNED BY BOARD MEMBERS. Set forth in the table below is the dollar amount range of each Director's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Directors and officers of the Fund, as a group, own 14.4% of the outstanding shares of the Fund.

                         DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF
                            SECURITIES HELD              EQUITY SECURITIES HELD
NAME OF DIRECTOR             IN THE FUND*                  IN FUND COMPLEX**
------------------------------------------------------------------------------
INTERESTED DIRECTORS:

Irving Levine                over $100,000                   over $100,000

INDEPENDENT DIRECTORS:

Kenneth Joblon               over $100,000                   over $100,000
Albert Resnick               over $100,000                   over $100,000

*  Valuation date is February 28, 2007.
** The Fund is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Fund paid the following fees to the Directors during its most recently completed fiscal year.

                                Pension or
                                Retirement
                                Benefits
Name of         Aggregate       Accrued as      Estimated Annual  Total Compensation
Person,         Compensation    Part of Fund    Benefits Upon     From Fund Paid
Position        From Fund       Compensation    Retirement        to Director
-------------   ------------    ------------    ----------------  -------------------

Irving Levine*    $10,400               0               0            $10,400
Chairman

Kenneth Joblon     $6,750               0               0             $6,750
Director

Albert Resnick     $6,500               0               0             $6,500
Director

* Mr. Levine as an "interested person" of the Fund within the meaning of the 1940 Act does not receive compensation directly from the Fund for serving in the capacity described above. However, because of his affiliation with the Fund's investment adviser, he receives remuneration indirectly from the Fund for services provided in his capacities with the investment adviser. He also receives compensation at the rate of $200 per week for managing the operating division.

OFFICERS

The officers of the Fund, their ages, their length of term of office, and their principal occupations during the past five years are set forth below. Unless otherwise noted, the business address of each Officer is 245 Sunrise Ave., Palm Beach, FL 33480. None of the Officers receive compensation from the Fund for their services.

                                              Principal Occupation
                        Position(s) Held      during
Name            Age     With Registrant       Past Five Years
---------------------------------------------------------------------------
Irving Levine    85     President             President, Treasurer and a
                                              Director of Copley Financial
                                              Services Corp. since 1978;
                                              a Director of Franklin

                                              Capital Corp. (an operating
                                              investment company) from
                                              March, 1990 to October, 2004;
                                              Chairman of the Board and
                                              Treasurer of Stuffco
                                              International, Inc.,
                                              a ladies handbag processor
                                              and retail chain operator,
                                              since February 1978; Director
                                              of US Energy Systems, Inc.
                                              from 2000 to October, 2004.

CODE OF ETHICS

The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Directors, officers and certain employees (access persons). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from investing in initial public offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public. They may be obtained, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549 or by sending a request to the following e-mail address: publicinfo@sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Directors of the Fund has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

* Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

* Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in the connection with their rating or ranking of the Fund, but only if such disclosure had been approved by the Chief Compliance Officer.

* These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the investment adviser or to other service providers, including but not limited to the Fund's custodian, legal counsel and auditors, or to brokers and dealers through whom the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

* The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rational supporting approval.

* Neither the Adviser nor the Fund (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Fund) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PROXY VOTING POLICIES

The Fund and its Adviser have adopted policies for voting proxies of the securities in the portfolio of the Fund. They will vote the proxies in what it considers to be the best interests of the shareholders, and in accordance with the Proxy Voting Policies which are set forth in Appendix A to this SAI. The Fund will file Form N-PX with the SEC by August 31, 2007. Form N-PX will contain information on the proxies voted by the Trust from July 1, 2006 to June 30, 2007. A copy of Form N-PX will be available after August 31, 2007 on the SEC website www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


No person owned more than 25% of the Fund's outstanding shares. As of February 29, 2008, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:


NAME AND ADDRESS                                  %
                                           _________________


Irving Levine                               3.00% of record
PO Box 3287
Fall River, MA 02722                       11.00% beneficially*

Ed Merritts                                 6.00% of record
5875 Ridge Ave.
Philadelphia, PA 19128

______________
*Includes 47,238 shares owned by Bernice H. Levine, Mr. Levine's wife; 17,500 shares owned by Peter H. Bardach, who has given Mr. Levine investment and voting power over such shares; 28,040 shares owned by Cliff Drysdale who has given Mr. Levine investment and voting power over such shares; 1,327 shares owned by Jeffrey Josef Steiner, who has given Mr. Levine investment and voting power over such shares; 43,795 shares owned by Stuffco International, Inc. an "affiliate" corporation controlled by Mr. Levine; and 16,578 shares owned by Copley Financial Services Corp., a corporation wholly owned by Mr. Levine, in all of which the exception of those owned by Stuffco International, Inc. and Copley Financial Services Corp., Mr. Levine disclaims any beneficial interest.

The Directors and Officers of the Fund as a group own 14.1% of the outstanding shares of the Fund.


INVESTMENT ADVISER

THE ADVISER

Copley Financial Services Corporation, a Massachusetts corporation ("CFSC"), 315 Pleasant St., Fall River, Massachusetts 02721, serves as Investment Adviser to the Fund, pursuant to an Investment Advisory Contract dated September 1, 1978.

CFSC is registered under the Investment Advisers Act of 1940, as amended, and it was incorporated in February, 1978. CFSC presently has no investment advisory clients other than the Fund; however, CFSC may act as an investment adviser to other mutual funds in the future. CFSC is controlled by Irving Levine who is President, Treasurer and Chairman of the Board of Directors of CFSC, as well as its one hundred percent (100%) stockholder. Mr. Levine also controls the Fund and serves as the Chairman of the Board of Directors and President. This dual capacity could lead to conflicts of interest between Mr. Levine and the Fund or CFSC, as the case may be. It should be understood that CFSC's resources are limited, and, at the present time, Mr. Levine is its only employee. All final investment decisions are made by Mr. Levine.

In order to insure continuity of management of the Fund, Copley Financial Services Corp. has entered into a consulting agreement with Peter Gotlieb, Eric Kuby and Sheldon Goodman of North Star Financial Management Corp., a registered investment advisor, 20 North Waker Drive, Suite 1334, Chicago, Illinois 60606. Under the terms of the agreement Mr. Gotlieb, Eric Kuby and Sheldon Goodman will familiarize themselves with the Advisor's portfolio management strategies and techniques and the operation of the operating division with a view toward maintaining continuity of management in the event of Mr. Levine's disability. In recognition of potential conflicts of interest Mr. Gotlieb, Eric Kuby and Sheldon Goodman have agreed to comply with both the Fund's and the Advisor's Codes of Ethics and portfolio compliance policies.

The directors and principal executive officers of Copley Financial Services Corporation, in addition to Mr. Levine, are: Cliff Drysdale, Director; Jeffrey J. Steiner, Director; and Stephen L. Brown, Director.

ADVISORY SERVICES AND FEES

Under the Investment Advisory Contract between the Fund and CFSC, CFSC provides the Fund with investment advice, research and statistical and other factual information and manages and supervises the Fund's portfolio of investments. In performing these functions, CFSC (i) uses its best efforts to present a continuing and suitable investment program which is consistent with the investment objectives of the Fund; (ii) furnishes the Fund with information and reports regarding the securities in the portfolio and proposed additions to the portfolio; (iii) supervises the Fund's relationship with its Custodian, Transfer Agent, auditors, lawyers and any governmental agencies having jurisdiction over the Fund; and (iv) furnishes the Fund with certain office space and secretarial and clerical assistance as may be necessary to perform the forgoing functions. CFSC has no responsibility for advising the Fund as to the conduct of the operating business, that function being the sole and exclusive province of the Board of Directors.

CFSC receives an annual investment advisory fee for its services rendered to the Fund. The fee is based upon a percentage of the Fund's daily net assets computed without regard to the assets of the operating business (the assets upon which the fee is computed being hereinafter referred to as the "net securities assets") and is calculated daily and paid monthly as follows:

(1) 1.00% of the first $25,000,000 of average daily net securities assets;

(2) 0.75% of the next $15,000,000 of average daily net securities assets; and

(3) 0.50% of the average daily net securities assets in excess of $40,000,000.

In the past CFSC has voluntarily waived up to one-half of the investment advisory fee charged to the Fund. CFSC is under no obligation to waive any part of its fee, and there can be no assurance that it will do so in the future. However, shareholders will be given thirty days written notice prior to cessation of such practice.

The following table sets forth the advisory fees paid by the Fund over the past three years:


February 29, 2008              February 28, 2007               February 28, 2006

Advisory Fees   Waivers        Advisory Fees  Waivers          Advisory Fees   Waivers

$603,710        $60,000        $554,717       $60,000          $527,924        $60,000


________________________________
* The advisor is under no contractual obligation to waive fees. It may discontinue such waiver at any time.

OTHER ACCOUNTS MANAGED

Mr. Levine is not responsible for the day-to-day management of other accounts, as indicated by the following table.


Other Accounts Managed (As of to December 31, 2007)


Name of             Type of Account           Total # of   Total Assets
Investment                                    Accounts
Committee                                     Managed
Members

Irvine Levine       Registered Investment Co.:  None      $__0__Million
                    Other Pooled Inv. Vehicles: None      $__0__Million
                    Other Accounts              None      $__0__Million

POTENTIAL CONFLICTS OF INTREST

Because Mr. Levine does not manage other accounts, no material conflicts of interest exist as a result of such other accounts.

COMPENSATION

Mr. Levine does not receive a salary or other compensation except for the advisory fee paid by the Fund and he does receive a salary of $200 per week for managing the operating division.

DISCLOSURE OF SECURITIES OWNERSHIP


The following table indicates the dollar range of securities of the Fund beneficially owned by Mr. Levine as of February 29, 2008, the Fund's most recent fiscal year end.


___________________________________________________________________________
Name of Investment                             Fund Shares
Portfolio Manager                           Beneficially Owned
___________________________________________________________________________
Irving Levine           Copley Fund, Inc.         over 1 million



PORTFOLIO TRANSACTIONS

The Manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give. When placing a portfolio transaction, the Manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the Manager and the broker executing the transaction.

The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Manager's overall responsibilities. The services that brokers may provide to the Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Manager in carrying out its overall responsibilities.

Since most purchases by U.S. Government Securities Series are principal transactions at net prices, U.S. Government Securities Series incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions.


For the fiscal years ended February 28, 2006, February 28, 2007, and February 29, 2008, the Fund paid brokerage commissions of $2,450, $2,215, and $12,202 respectively. The Fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during it's most recent fiscal year. As of February 29, 2008 the Fund did not hold any securities of it's "regular brokers or dealers".


CAPITAL STOCK

The Fund has 5,000,000 authorized common shares (par value $1.00 per share). These shares, upon issuance, are fully paid and nonassessable, are entitled to one vote per share and a fractional vote equal to the fractional share held, are freely transferable and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Shareholders have no preemptive, conversion or cumulative voting rights. On June 29, 1983, the Shareholders approved a 1 for 3 reverse stock split for all shares outstanding at the close of business on such day. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meeting for consideration of proposals requiring shareholder approval. There are no conversion or preemptive rights in connection with any shares of the Fund.

ADMINISTRATOR

Gemini Fund Services (the Administrator), 4020 South 147th Street, Suite 2, Omaha, NE serves as the administrator for the Fund.

Pursuant to an agreement between the Administrator and the Fund, the Administrator has agreed to provide certain fund accounting and administrative services to the Fund, including among other services, accounting relating to the Fund and its investment transactions; computing daily net asset values; monitoring the investments and income of the Fund for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and semi-annual and annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Fund's investment adviser and custodian; preparing and maintaining the Fund's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Fund as may be agreed upon in writing by the parties to the respective agreements.

Compensation for the services and facilities provided by the Administrator under its administration agreement with the Fund includes payment of the Administrator's out-of-pocket expenses. The Administrator's reimbursable out-of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges, and record retention/storage.


For the fiscal years ended February 28, 2006, February 28, 2007 and February 29, 2008 the administration fees paid to the Administrator were $94,436, $70,782 and $68,551 respectively.


LEGAL COUNSEL

Certain legal matters in connection with the shares offered hereby have been passed upon for the Fund by Messrs. Roberts & Henry, St. Jupiter, FL, Counsel for the Fund.

INDEPENDENT AUDITORS

The financial statements included in the Prospectus and this Statement of Additional Information have been audited for the fiscal year ended February 28, 1993 through 2007 by Roy G. Hale, Certified Public Accountant. The principal business address of Roy G. Hale is 624 Clarks Run Road, LaPlata, MD 20646.

PRICING, PURCHASE AND REDEMPTION OF SHARES

PRICING SHARES

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV.

The value of a mutual Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of shares outstanding.

The Funds calculate the NAV per share each business day at the close of trading on the New York Stock Exchange (normally 4:00 P.M. eastern time). The Fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices.
If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the Manager.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues.

PURCHASE

Shares are continuously offered at current net asset value without payment of any sales charge or commission. Investors who purchase and redeem Fund shares through broker-dealers, banks and other institutions may be subject to fees imposed by those entities with respect to the services they provide.

To make an initial investment, a prospective investor should complete the investment application which appears at the end of the prospectus and forward it with a check for $1,000 or more, made payable to Copley Fund, Inc., c/o Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, NE 68137. If the application is received, a confirmation indicating details of the transaction will be sent to the purchaser directly. If the application is rejected, the investor's check will be returned to him promptly. Investment checks are invested at the net asset value next determined after their receipt by the Fund.

The minimum initial investment of $1,000 will be waived when a group of employees in cooperation with its employer and the Fund purchases shares through a payroll deduction or other group purchase plan. Once an account (individual or group) has been established, additional investments of $100 or more may be made at any time.

AS A CONDITION OF THIS OFFERING, IF A PURCHASE IS CANCELED DUE TO NONPAYMENT OR BECAUSE A CHECK DOES NOT CLEAR, THE PURCHASER WILL BE RESPONSIBLE FOR ANY LOSS THE FUND INCURS. If you are already a Shareholder, the Fund reserves the right to redeem shares from your account(s) to reimburse the Fund for any such loss arising from an attempt to purchase additional shares.

STOCK CERTIFICATES: The Transfer Agent will not issue stock certificates for your shares unless requested. In order to facilitate redemptions and transfers, most Shareholders elect not to receive certificates. The stock certificates are issued at no charge to the purchaser, but if a certificate is lost, the purchaser may incur an expense to replace it. This expense will be the cost of a bond which varies depending on the amount of shares involved.

CONFIRMATIONS: Upon receipt and acceptance by the Fund of an application for purchase of shares, the shares will be registered as designated by the purchaser in an open account. Purchases will be credited to the account in full and fractional shares, and a confirmation of each purchase will be sent to the Shareholder indicating the amount of the most recent purchase, the number of new shares acquired and the total number of shares left in the account. The confirmation is adequate evidence of the ownership of shares, and redemptions and transfers of ownership may be accomplished without the use of share certificates.

REDEMPTION

An investor may redeem his shares by sending a written request for redemption signed by the investor and any co-owners. The request should be sent to Copley Fund, Inc., c/o Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, NE 68137, and must include the name of the Fund and the investor's account number. Any certificates involved in the redemption must be surrendered with the request, endorsed with signature(s) guaranteed by a trust company or a commercial bank that is a member of the Federal Reserve System or a member firm of a domestic stock exchange or a member of the National Association of Securities Dealers, Inc. or by a savings bank or a savings and loan association or credit union. Notarizations by a Notary
Public are not acceptable. Requests for redemption of $1,000 or more from accounts for which no certificates have been issued, or redemptions by persons acting in a representative capacity, for example, corporate officers, trustees, custodians, etc., must also present, with their redemption requests, evidence of appointment and authority to act, in form satisfactory to the transfer agent. Requests for redemptions to third party payee(s) must be signature guaranteed regardless of the size of the redemption request. Where signature guarantees are necessary, the redemption will not be effective until the proper guarantees are received, and the current net asset value applicable to the redemption will be that next computed after their receipt.

Within three business days after receipt of a request for redemption the Fund will redeem the shares at a price equal to the net asset value next computed after the receipt of the request. Requests received prior to 2 p.m. will be processed at the NAV at the close of that day. Requests received after 2 p.m.

will be processed at the NAV at the close of the next day. Such current net asset value may be more or less than the investor's cost.

The right of redemption may be suspended or the date of payment postponed during periods; (i) when the New York Stock Exchange is closed, other than on weekends and holidays; (ii) when an emergency exists, as determined by the rules of the Securities and Exchange Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its current net assets; (iii) when, under conditions set forth in the rules and regulations or pursuant to an order of the Securities and Exchange Commission, trading on the New York Stock Exchange is restricted or suspended; and (iv) as the Securities and Exchange Commission may by order permit or require for the protection of investors. In case of a suspension of the right of redemption, a Shareholder who has tendered a certificate for redemption or, if no certificate has been issued, has tendered a written request for redemption, may withdraw his request for redemption of his certificate from deposit. In the absence of such a withdrawal, he will receive payment of the current net asset value next determined after the suspension has been terminated.

The Fund has the right, exercisable at the discretion of the Board of Directors and at any time after thirty (30) days written notice, to redeem shares of any Shareholder for their then current net asset value per share if at such time the Shareholder owns shares having an aggregate net asset value of less than $500, provided that such reduction in net asset value below $500 is the result of withdrawals and not market fluctuations.

SYSTEMATIC WITHDRAWAL PROGRAM

Each Shareholder owning shares with an aggregate value of $10,000 or more shall have the right to redeem a portion of his shares in equal dollar amounts on a monthly basis. Such right may be exercised by delivery of a written election to so redeem to the Transfer Agent, accompanied by a surrender of all share certificates then outstanding in the name of such Shareholder, properly endorsed by him. This plan may, and probably will, involve the use of principal and, depending on the amount withdrawn, the investor's principal may eventually be depleted. No additional charge to the Shareholder is made for this service. A sufficient number of shares will be liquidated at intervals (i.e., monthly or quarterly) at the then current net asset value attributable to such shares of the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed on the twenty-fifth day of the month.

For tax purposes, withdrawal payments may not be considered as yield or income, and investors are urged to consult their own tax advisors regarding the tax treatment of withdrawals.

An investor may terminate the plan at any time by delivering written notice to the Transfer Agent. If all shares held by the investor are liquidated at any time, the plan will terminate automatically. The Fund or its investment advisor may terminate the plan at any time after reasonable notice to the investor.

Investors making the requisite $10,000 investment in shares who wish to elect redemption under the Systematic Withdrawal Program should complete the Systematic Withdrawal Application at the end of the prospectus and forward it to Copley Fund, Inc., c/o Gemini Fund Services, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

REDEMPTION IN KIND

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90 day period. Securities delivered in payment of redemptions are valued at the same value assigned them in computing the net asset value per share. Shareholder receiving such securities generally will incur brokerage costs on their sales.

CALCULATION OF PERFORMANCE DATA

CALCULATION OF PERFORMANCE DATA


The average annual total returns of the Fund for one year, five years and ten years ended December 31, 2007, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distribution and sale of shares of the Fund, are listed below:


_______________________________________________________________________

                                        1 YEAR    5 YEARS   10 YEARS
_______________________________________________________________________


Return Before Taxes                     5.11%     8.74%     4.01%

_______________________________________________________________________

Return After Taxes on
Distributions                              -         -         -
_______________________________________________________________________


Return After Taxes on
Distributions
and Sale of Shares                      4.34%     7.43%     3.41%

The one year performance is for the period January 1, 2007 to December 31, 2007. The five year period runs from January 1, 2003 to December 31, 2007 and the ten year period runs from January 1, 1998 to December 31, 2007. To obtain the return before taxes, the Fund computed its average total return for each period of time. The Fund made this calculation by first determining the total return for a period and then using an exponential function based upon the number of years involved to obtain an average.


The total return for a period is calculated by determining the redeemable value on the last day of the period of a $1,000 initial investment made at the beginning of the period, with dividend and capital gains reinvested on the reinvestment date and dividing the value by $1,000. The average annual total returns for the period is calculated by taking the total returns for the period and determining the annual average by using an exponential function based upon the number of years and any fraction thereof in the period.

The above method is used to calculate the average annual total returns before taxes. To determine the average annual total returns after taxes on distributions, the taxes due on distribution during the period are calculated using the highest individual marginal federal income taxes on the reinvestment date. The amount of taxes due are deducted from the distributions and the remainder is reinvested. The tax rates used correspond to the tax character of each component of the distributions. Ordinary income rates are used for ordinary income distributions, short term capital gain rates for short term capital gain distributions and long term capital gain rates for long term gain distributions. To determine the average annual total returns after taxes on distributions and sale of Fund shares, the Fund would calculate the average annual total returns, taking into account the taxes due on distributions and taxes due on the sale of the shares at the end of the 1, 5, and 10 year periods. The amounts remaining after the deduction for taxes would be used to determine the returns after taxes on distributions and sale of Fund shares.

In addition to average annual returns listed above, the Fund calculates its total returns on a calendar year basis. Listed below are the Fund's total returns for each calendar year from 1997 through 2006:


        January 1, 1998 to December 31, 1998                     4.83%
        January 1, 1999 to December 31, 1999                    (6.69)%
        January 1, 2000 to December 31, 2000                    20.13%
        January 1, 2001 to December 31, 2001                    (3.06)%
        January 1, 2002 to December 31, 2002                    (1.24)%
        January 1, 2003 to December 31, 2003                    17.99%
        January 1, 2004 to December 31, 2004                     7.98%
        January 1, 2005 to December 31, 2005                     5.50%
        January 1, 2006 to December 31, 2006                    14.17%
        January 1, 2007 to December 31, 2007                     5.11%


The Fund calculates the total returns for a calendar year by determining the redeemable value of the shares on the last day of the year of the $1,000 investment made at the beginning of the year with dividends and capital gains reinvested on the reinvestment date and dividing that value by $1,000.

All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

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